Exhibit 10.3

AMENDMENT TO PROMISSORY NOTE,

BUSINESS LOAN AGREEMENT AND

SECURITY AGREEMENT

THIS AMENDMENT TO PROMISSORY NOTE, BUSINESS LOAN AGREEMENT AND SECURITY AGREEMENT (“Amendment”) made this 8th day of January, 2009 by and among Allin Corporation, a Delaware corporation, Allin Interactive Corporation, a Delaware corporation, Allin Network Products, Inc., a California corporation, Allin Holdings Corporation, a Delaware corporation, CodeLab Technology Group, Inc., a Delaware corporation, Allin Investment-Delaware, Inc., a Delaware corporation and Allin Investment-Cal, Inc., a Delaware corporation, all with a current mailing address of c/o Allin Corporation, 400 Greentree Commons, 381 Mansfield Avenue, Pittsburgh, Pennsylvania 15220-2751 (collectively, the “Borrower”)

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S & T BANK, having its office at 800 Philadelphia Street, Box 190, Indiana, Pennsylvania 15701, (hereinafter referred to as “Lender”).

WITNESSETH:

WHEREAS, Allin Corporation, a Delaware corporation, Allin Interactive Corporation, a Delaware corporation, Allin Network Products, Inc., a California corporation, Allin Holdings Corporation, a Delaware corporation, CodeLab Technology Group, Inc., a Delaware corporation, Allin Consulting of Pennsylvania, Inc., a Pennsylvania corporation, and Allin Corporation of California, a California corporation (the “Original Borrower”) executed and delivered to Lender a Promissory Note dated December 20, 2007 (the “Note”) in the original principal amount of Two Million Dollars ($2,000,000.00), (the “Loan”) representing sums advanced or to be advanced pursuant to a Business Loan Agreement between the Original Borrower and the Lender dated December 20, 2007, as such Business Loan Agreement may be amended, modified or supplemented from time to time (the “Loan Agreement”);

WHEREAS, as security for the Loan, each entity comprising the Original Borrower entered into a Commercial Security Agreement, each agreement dated December 20, 2007 (collectively, the “Security Agreements, and in the singular, a “Security Agreement”), granting to Lender a Security Interest in the Collateral (as defined in each Security Agreement);

WHEREAS, such Note and Loan Agreement were modified by a Change In Terms Agreement, dated May 18, 2008 (the “First Amendment”);

WHEREAS, the parties hereto desire to amend the Note, the Loan Agreement, and all other documents executed in connection with the Loan (the “Loan Documents”) to inter alia, remove Allin Consulting of Pennsylvania, Inc., a Pennsylvania corporation and Allin Corporation of California a California corporation as Borrower and add Allin Investment-Delaware, Inc., a Delaware corporation and Allin Investment-Cal, Inc., a Delaware corporation as Borrower and terminate the Security Agreements executed by Allin Consulting of Pennsylvania, Inc., a Pennsylvania corporation and Allin Corporation of California a California corporation.

NOW THEREFORE, in consideration of the foregoing recitals, and in further consideration of the mutual covenants contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

1. The foregoing recitals are incorporated herein and made a part hereof, as and for the agreement of the parties.

AMENDMENTS

2. Allin Corporation of California, a California corporation and Allin Consulting of Pennsylvania, Inc., a Pennsylvania corporation are hereby deleted as Borrower and released from liability and obligation under the Note, Loan Agreement and the other Loan Documents. Allin Investment-Delaware, Inc., a Delaware corporation, and Allin Investment-Cal, Inc., a Delaware corporation, are hereby added as Borrower and each of them hereby agree to be bound by all of the terms, conditions, duties and obligations of the Note, Loan Agreement and the other Loan Documents as if they were a party to such documents at the time they were originally executed. All references in the Loan Documents to the Borrower shall hereafter be deemed to refer to Borrower as comprised of Allin Corporation, a Delaware corporation, Allin Interactive Corporation, a Delaware corporation, Allin Network Products, Inc., a California corporation, Allin Holdings Corporation, a Delaware corporation, CodeLab Technology Group, Inc., a Delaware corporation, Allin Investment-Delaware, Inc., a Delaware corporation, and Allin Investment-Cal, Inc., a Delaware corporation.

3. Effective upon execution of this Amendment, that certain Commercial Security Agreement by and among Allin Corporation of California as Grantor, the Original Borrower and Lender, dated December 20, 2007 (the “Allin California Security Agreement”) is terminated. Lender’s security interest in the Collateral, as defined in the Allin California Security Agreement (the “Allin California Collateral”), is released.

4. Effective upon execution of this Amendment, that certain Commercial Security Agreement by and among Allin Consulting of Pennsylvania, Inc. as Grantor, the Original Borrower and Lender, dated December 20, 2007 (the “Allin Pennsylvania Security Agreement”) is terminated. Lender’s security interest in the Collateral, as defined in the Allin Pennsylvania Security Agreement (the “Allin Pennsylvania Collateral”), is released.

5. Following execution of this Amendment, Lender agrees that it shall, within a reasonable period of time, file UCC Financing Statement Amendments with the Secretary of State of the State of California and with the Department of State of the Commonwealth of Pennsylvania, as applicable, to release the Allin California Collateral and the Allin Pennsylvania Collateral, respectively. In addition, financing statements shall be filed with the State of Delaware perfecting Lender’s security interest against Allin Investment-Delaware, Inc., a Delaware corporation and Allin Investment-Cal, Inc., a Delaware corporation.

6. The execution of this Amendment to Promissory Note, Business Loan Agreement and Security Agreement shall be deemed the execution of a Note in the amount of Two Million and 00/100 Dollars ($2,000,000.00) upon the terms and provisions contained in the Note executed by Borrower in favor of Lender, dated December 20, 2007, as modified by the First Amendment and this Amendment, and shall serve as additional evidence of Borrower’s liability, promise and undertaking, to repay the outstanding principal sum of up to Two Million and 00/100 Dollars ($2,000,000.00) to Lender in accordance with the terms, covenants, provisions and conditions contained in the Note, the Loan and Security Agreement and the other Loan Documents, and as modified herein, which terms, covenants, provisions and conditions are incorporated herein by reference thereto.

7. Anything contained herein to the contrary notwithstanding, this Amendment to Promissory Note, Business Loan Agreement and Security Agreement t will not forfeit the precedence or prior in time lien or priority of the financing statements or any other security held by the Lender, its successors and assigns, on the Collateral as defined in the Loan Agreement.

8. BORROWER HEREBY IRRECOVABLEY AUTHORIZES AND EMPOWERS ANY ATTORNEY OR THE PROTHONOTARY OR CLERK OF ANY COURT IN THE COMMONWEALTH OF PENNSYLVANIA , OR ELSEWHERE, TO APPEAR AT ANY TIME FOR BORROWER AFTER A DEFAULT UNDER THE NOTE AND WITH OR WITHOUT COMPLAINT FILED, CONFESS OR ENTER JUDGMENT AGAINST BORROWER FOR THE ENTIRE PRINCIPAL BALANCE OF THE NOTE AND ALL ACCRUED INTEREST, LATE CHARGES AND ANY AND ALL AMOUNTS EXPENDED OR ADVANCED BY LENDER RELATEING TO ANY COLLATERAL SECURING THE NOTE AND ALL ACCURED INTEREST, LATE CHARGES AND ANY AND ALL AMOUNTS EXPENDED OR ADVANCED BY LENDER RELATING TO ANY COLLATERAL SECURING THE NOTE, TOGETHER WITH COSTS OF SUIT, AND AN ATTORNEY’S COMMISSION OF TEN PERCENT (10%) OF THE UNPAID PRINCIPAL BALANCE AND ACCRUED INTEREST FOR COLLECTION, BUT IN ANY EVENT NOT LESS THAN FIVE HUNDRED DOLLARS ($500) ON WHICH JUDGMENT OR JUDGMENTS ONE OR MORE EXECUTIONS MAY ISSUE IMMEDIATELY; AND FOR SO DOING, THE NOTE OR A COPY OF THE NOTE

VERIFIED BY AFFIDAVIT SHALL BE SUFFICIENT WARRANT. THE AUTHORITY GRANTED HEREIN TO CONFESS JUDGMENT AGAINST BORROWER SHALL NOT BE EXHAUSTED BY ANY EXERCISE OF THAT AUTHORITY, BUT SHALL CONTINUE FROM TIME TO TIME AND AT ALL TIMES UNTIL PAYMENT IN FULL OF ALL AMOUNTS DUE UNDER THE NOTE. BORROWER HEREBY WAIVES ANY RIGHT BORROWER MAY HAVE TO NOTICE OR A HEARING IN CONNECTION WITH ANY SUCH CONFESSION OF JUDGMENT AND STATES THAT EITHER A REPRESENTATIVE OF LENDER SPECIFICALLY CALLED THIS CONFESSION OF JUDGMENT PROVISION TO BORROWER’S ATTENTION OR BORROWER HAS BEEN REPRESENTED BY INDEPENDENT LEGAL COUNSEL.

COVENANTS, REPRESENTATIONS AND WARRANTIES

9. The Borrower confirms and agrees that the terms:

“Loan Document” and “Loan Documents” as defined in the Loan Agreement each include within their respective meanings this Amendment and all other documents and instruments executed or to be executed by the Borrower in connection with the Amendment, which are collectively referred to herein as the “Amendment Documents.”

10. The Borrower ratifies, confirms and reaffirms, without condition, all the terms and conditions of the Loan Agreement and the other Loan Documents and agrees that it continues to be bound by the terms and conditions thereof as amended by the Amendments; and the Borrower further confirms and affirms that it has no defense, set off or counterclaim against the same. The Loan Agreement and the Amendments shall be construed as complementing each other and as augmenting and not restricting the Lender’s rights, and, except as specifically amended by the Amendments, the Loan Agreement shall remain in full force and effect in accordance with its terms.

11. Except to the extent that the Allin California Collateral and the Allin Pennsylvania Collateral is released in paragraphs 3 and 4 hereof, the Borrower ratifies, confirms and reaffirms without condition, all liens and security interests granted to Lender pursuant to the Loan Agreement and the Loan Documents, as defined in the Loan Agreement, and such liens and security interest shall continue to secure the indebtedness and obligations of the Borrower to the Lender under the Loan Agreement, the Note and the other Loan Documents.

12. The Borrower represents and warrants to the Lender that:

(a) This Amendment and the other Amendment Documents have been duly executed and delivered by the Borrower and constitute the legal, valid and binding obligations of the Borrower enforceable in accordance with their respective terms;

(b) The execution and delivery of this Amendment by the Borrower and the performance and observance by the Borrower of the provisions hereof and the Amendment Documents, do not violate or conflict with the organizational documents of Borrower or any law applicable to Borrower or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against Borrower;

(c) The representations and warranties set forth within the Loan Agreement continue to be true and correct in all material respects as of the date of this Amendment except those changes resulting from the passage of time; and

(d) No material adverse change has occurred in the business, operations, consolidated financial condition or prospects of the Borrower since the date of the most recent annual financial statement delivered to the Lender and no Event of Default or condition, which, with the passage of time, the giving of notice or both, could become an Event of Default (a “Potential Default”) has occurred and is continuing.

13. The Borrower agrees to pay the fees and expenses of counsel of the Lender in preparing and closing this Amendment and the Amendment Documents.

14. The Borrower shall execute or cause to be executed and delivered to Lender all other documents, instruments and agreements deemed necessary or appropriate by Lender in connection herewith.

CONDITIONS PRECEDENT

15. This Amendment shall be effective on the date hereof so long as each of the following conditions has been satisfied:

(a) No Event of Default or Potential Default shall have occurred and be continuing on the date of this Amendment.

(b) The representations and warranties set forth within the Loan Agreement shall continue to be true and correct in all material respects as of the date of this Amendment except those changes resulting from the passage of time only.

(c) Except to the extent disclosed to the Lender in writing, no material adverse change shall have occurred in the business, operations, financial condition or prospects of the Borrower since the date of the last audited financial statements delivered to the Lender.

(d) Contemporaneously with the execution hereof, the Borrower shall deliver, or cause to be delivered, to the Lender such other documents, instruments and certificates required by the Lender in connection with the transactions contemplated by this Amendment, including, without limitation, a fully executed, true and correct copy of the Stock Purchase Agreement for the sale of all of the issued and outstanding capital stock of Allin Consulting of Pennsylvania, Inc., a Pennsylvania corporation and Allin Corporation of California, a California corporation to Dell, Inc. or an affiliate of Dell, Inc.

16. Except to the extent that the Allin California Collateral and the Allin Pennsylvania Collateral is released in paragraphs 3 and 4 hereof, Lender shall continue to have a first priority lien on and security interest in the Collateral, previously granted to Lender.

17. All legal details and proceedings in connection with the transactions contemplated in this Amendment shall be satisfactory to counsel for the Lender and the Lender shall have received all such originals or copies of such documents as the Lender may request.

MISCELLANEOUS

18. This Amendment shall be construed in accordance with, and governed by the laws of the Commonwealth of Pennsylvania without giving effect to the provisions thereof regarding conflicts of law.

19. Except as amended hereby, all of the terms and conditions of the Loan Agreement shall remain in full force and effect. This Amendment amends the Loan Agreement and is not a novation thereof.

20. The term “Borrower” shall mean the Borrower and each entity comprising the Borrower and their respective successors and assigns, and all of their obligations and liabilities hereunder shall be joint and several.

21. This Amendment shall inure to the benefit of, and shall be binding upon, the respective successors and assigns of the Borrower and the Lender. The Borrower may not assign this Amendment, the Loan Documents, or the Loan or any of its rights or obligations hereunder without the prior written consent of the Lender.

22. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, intending to be legally bound hereby, the parties hereto have set their hands and seals the day and year first above written.

WITNESS/ATTEST:	LENDER:

S&T BANK

/s/ Shari Brown	By:	/s/ Kenneth Parson
Kenneth Parsons, Senior Vice President

WITNESS/ATTEST:	BORROWER:

ALLIN CORPORATION, a Delaware corporation

/s/ Robert V. Fulton	By:	/s/ Richard W. Talarico
Richard W. Talarico, Chief Executive Officer

ALLIN INTERACTIVE CORPORATION, a Delaware corporation

/s/ Robert V. Fulton	By:	/s/ Richard W. Talarico
Richard W. Talarico, Chief Executive Officer

ALLIN NETWORK PRODUCTS, INC., a California corporation

/s/ Robert V. Fulton	By:	/s/ Richard W. Talarico
Richard W. Talarico, Chief Executive Officer

ALLIN HOLDINGS CORPORATION, a Delaware corporation

/s/ Robert V. Fulton	By:	/s/ Richard W. Talarico
Richard W. Talarico, Chief Executive Officer

WITNESS/ATTEST:	CODELAB TECHNOLOGY GROUP, INC., a Delaware corporation

/s/ Robert V. Fulton	By:	/s/ Richard W. Talarico
Richard W. Talarico, Chief Executive Officer

ALLIN INVESTMENT – DELAWARE, INC., a Delaware corporation

/s/ Robert V. Fulton	By:	/s/ Richard W. Talarico
Richard W. Talarico, Chief Executive Officer

ALLIN INVESTMENT – CAL, INC., a Delaware corporation

/s/ Robert V. Fulton	By:	/s/ Richard W. Talarico
Richard W. Talarico, Chief Executive Officer

CORPORATE ACKNOWLEDGMENT

COMMONWEALTH OF PENNSYLVANIA	)
	)	SS:
COUNTY OF INDIANA	)

ON THIS, the 8th day of January, 2009, before me, a Notary Public in and for the Commonwealth and County aforesaid, the undersigned officer, personally appeared Kenneth Parsons, who acknowledged himself to be the Senior Vice President of S&T Bank, being authorized to do so, executed the foregoing AMENDMENT TO PROMISSORY NOTE, BUSINESS LOAN AGREEMENT AND SECURITY AGREEMENT for the purposes therein contained by signing the name of the corporation by himself as such officer.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Margaret D. Taiani
Notary Public

MY COMMISSION EXPIRES: July 27, 2009

ACKNOWLEDGMENT

COMMONWEALTH OF PENNSYLVANIA	)
	)	SS:
COUNTY OF ALLEGHENY	)

On this the 8th day of January, 2009, before me, the undersigned authority in and for said County and Commonwealth, personally appeared Richard W. Talarico who acknowledged himself to be the Chief Executive Officer of ALLIN CORPORATION, a Delaware corporation, and that he as such officer, being authorized to do so, executed the foregoing AMENDMENT TO PROMISSORY NOTE, BUSINESS LOAN AGREEMENT AND SECURITY AGREEMENT on behalf of ALLIN CORPORATION, for the purposes set forth in the foregoing AMENDMENT TO PROMISSORY NOTE, BUSINESS LOAN AGREEMENT AND SECURITY AGREEMENT by signing the name of the corporation by himself as Chief Executive Officer.

IN WITNESS WHEREOF, I hereunto set my official hand and seal.

/s/ Carol A. Randol
Notary Public

(Notarial Seal)

MY COMMISSION EXPIRES: July 24, 2010

ACKNOWLEDGMENT

COMMONWEALTH OF PENNSYLVANIA	)
	)	SS:
COUNTY OF ALLEGHENY	)

On this the 8th day of January, 2009, before me, the undersigned authority in and for said County and Commonwealth, personally appeared Richard W. Talarico who acknowledged himself to be the Chief Executive Officer of ALLIN INTERACTIVE CORPORATION, a Delaware corporation, and that he as such officer, being authorized to do so, executed the foregoing AMENDMENT TO PROMISSORY NOTE, BUSINESS LOAN AGREEMENT AND SECURITY AGREEMENT on behalf of ALLIN INTERACTIVE CORPORATION, for the purposes set forth in the foregoing AMENDMENT TO PROMISSORY NOTE, BUSINESS LOAN AGREEMENT AND SECURITY AGREEMENT by signing the name of the corporation by himself as Chief Executive Officer.

IN WITNESS WHEREOF, I hereunto set my official hand and seal.

/s/ Carol A. Randol
Notary Public

(Notarial Seal)

MY COMMISSION EXPIRES: July 24, 2010

ACKNOWLEDGMENT

COMMONWEALTH OF PENNSYLVANIA	)
	)	SS:
COUNTY OF ALLEGHENY	)

On this the 8th day of January, 2009, before me, the undersigned authority in and for said County and Commonwealth, personally appeared Richard W. Talarico who acknowledged himself to be the Chief Executive Officer of ALLIN NETWORK PRODUCTS, INC., a California corporation, and that he as such officer, being authorized to do so, executed the foregoing AMENDMENT TO PROMISSORY NOTE, BUSINESS LOAN AGREEMENT AND SECURITY AGREEMENT on behalf of ALLIN NETWORK PRODUCTS, INC., for the purposes set forth in the foregoing AMENDMENT TO PROMISSORY NOTE, BUSINESS LOAN AGREEMENT AND SECURITY AGREEMENT by signing the name of the corporation by himself as Chief Executive Officer.

IN WITNESS WHEREOF, I hereunto set my official hand and seal.

/s/ Carol A. Randol
Notary Public

(Notarial Seal)

MY COMMISSION EXPIRES: July 24, 2010

ACKNOWLEDGMENT

COMMONWEALTH OF PENNSYLVANIA	)
	)	SS:
COUNTY OF ALLEGHENY	)

On this the 8th day of January, 2009, before me, the undersigned authority in and for said County and Commonwealth, personally appeared Richard W. Talarico who acknowledged himself to be the Chief Executive Officer of ALLIN HOLDINGS CORPORATION, a Delaware corporation, and that he as such officer, being authorized to do so, executed the foregoing AMENDMENT TO PROMISSORY NOTE, BUSINESS LOAN AGREEMENT AND SECURITY AGREEMENT on behalf of ALLIN HOLDINGS CORPORATION, for the purposes set forth in the foregoing AMENDMENT TO PROMISSORY NOTE, BUSINESS LOAN AGREEMENT AND SECURITY AGREEMENT by signing the name of the corporation by himself as Chief Executive Officer   .

IN WITNESS WHEREOF, I hereunto set my official hand and seal.

/s/ Carol A. Randol
Notary Public

(Notarial Seal)

MY COMMISSION EXPIRES: July 24, 2010

ACKNOWLEDGMENT

COMMONWEALTH OF PENNSYLVANIA	)
	)	SS:
COUNTY OF ALLEGHENY	)

On this the 8th day of January, 2009, before me, the undersigned authority in and for said County and Commonwealth, personally appeared Richard W. Talarico who acknowledged himself to be the Chief Executive Officer of CODELAB TECHNOLOGY GROUP, INC., a Delaware corporation, and that he as such officer, being authorized to do so, executed the foregoing AMENDMENT TO PROMISSORY NOTE, BUSINESS LOAN AGREEMENT AND SECURITY AGREEMENT on behalf of CODELAB TECHNOLOGY GROUP, INC., for the purposes set forth in the foregoing AMENDMENT TO PROMISSORY NOTE, BUSINESS LOAN AGREEMENT AND SECURITY AGREEMENT by signing the name of the corporation by himself as Chief Executive Officer.

IN WITNESS WHEREOF, I hereunto set my official hand and seal.

/s/ Carol A. Randol
Notary Public

(Notarial Seal)

MY COMMISSION EXPIRES: July 24, 2010

ACKNOWLEDGMENT

COMMONWEALTH OF PENNSYLVANIA	)
	)	SS:
COUNTY OF ALLEGHENY	)

On this the 8th day of January, 2009, before me, the undersigned authority in and for said County and Commonwealth, personally appeared Richard W. Talarico who acknowledged himself to be the Chief Executive Officer of ALLIN INVESTMENT-DELAWARE, INC., A DELAWARE CORPORATION and that he as such officer, being authorized to do so, executed the foregoing AMENDMENT TO PROMISSORY NOTE, BUSINESS LOAN AGREEMENT AND SECURITY AGREEMENT on behalf of ALLIN INVESTMENT-DELAWARE, INC., A DELAWARE CORPORATION, for the purposes set forth in the foregoing AMENDMENT TO PROMISSORY NOTE, BUSINESS LOAN AGREEMENT AND SECURITY AGREEMENT by signing the name of the corporation by himself as Chief Executive Officer.

IN WITNESS WHEREOF, I hereunto set my official hand and seal.

/s/ Carol A. Randol
Notary Public

(Notarial Seal)

MY COMMISSION EXPIRES: July 24, 2010

ACKNOWLEDGMENT

COMMONWEALTH OF PENNSYLVANIA	)
	)	SS:
COUNTY OF ALLEGHENY	)

On this the 8th day of January, 2009, before me, the undersigned authority in and for said County and Commonwealth, personally appeared Richard W. Talarico who acknowledged himself to be the Chief Executive Officer of ALLIN INVESTMENT-CAL, INC., A DELAWARE CORPORATION and that he as such officer, being authorized to do so, executed the foregoing AMENDMENT TO PROMISSORY NOTE, BUSINESS LOAN AGREEMENT AND SECURITY AGREEMENT on behalf of ALLIN INVESTMENT-CAL, INC., A DELAWARE CORPORATION, for the purposes set forth in the foregoing AMENDMENT TO PROMISSORY NOTE, BUSINESS LOAN AGREEMENT AND SECURITY AGREEMENT by signing the name of the corporation by himself as Chief Executive Officer.

IN WITNESS WHEREOF, I hereunto set my official hand and seal.

/s/ Carol A. Randol
Notary Public

(Notarial Seal)

MY COMMISSION EXPIRES: July 24, 2010